1 TRISTATE CAPITAL | INVESTOR PRESENTATION TriState Capital Holdings, Inc. (NASDAQ: TSC) Second Quarter Ended June 30, 2021 Investor Presentation

2 TRISTATE CAPITAL | INVESTOR PRESENTATION Important Information Financial information and data: Unless noted otherwise herein, income statement data is for the trailing twelve-months ended June 30, 2021, compared to the same TTM period the year prior; and balance sheet data is as of June 30, 2021 compared to one year prior. Forward looking statements: This presentation may contain “forward- looking” statements. Such forward-looking statements are subject to risks that could cause actual results or outcomes to differ materially from those currently anticipated. TriState Capital has no duty to, and does not intend to, update or revise forward-looking statements after the date on which they are made. For further information about the factors that could affect TriState Capital’s future results, please see the company’s most recent annual and quarterly reports filed on Form 10-K and Form 10-Q. Non-GAAP measures: To the extent non-GAAP financial measures are presented herein, comparable GAAP measures and reconciliations can be found in TriState Capital’s most recent quarterly financial results news release. About this presentation

3 TRISTATE CAPITAL | INVESTOR PRESENTATION Why TSC Branchless, scalable and capital efficient model Premier private banking, commercial banking and niche investment management products and services to sophisticated corporate, institutional and high-net-worth clients Truly exceptional asset quality Unique and high quality lending relationships result in peer and industry leading asset quality metrics that keep credit costs low Fully organic revenue and balance sheet growth in 2020 with no PPP or mortgage lending Key Metrics ($000s) TTM at 6/30/21 Annual Growth Revenue1 $206,519 10% Deposits $10,191,433 30% Loans $9,282,922 29% AUM $11,511,000 24% Bank efficiency ratio 55.18% NPLs/ total loans 12 bps NCOs/ average loans 3 bps 1 Non-GAAP financial metric reconciled on slide 36.

4

Three Differentiated Businesses Drive Growth

BUSINESS	COMMERCIAL BANKING	PRIVATE BANKING	INVESTMENT MANAGEMENT
MARKETPLACE	Regional (primarily PA, OH, NJ, NY)	National	National
SALES	Regional loan offices	National and inside sales	National and inside sales
DISTRIBUTION	Businesses with annual revenues of $10M-$300M	RIAs Regional broker/dealers Non-bank trust companies Family offices	Institutional RIAs Wirehouses
SOLUTIONS	C&I and CRE lending Equipment finance Treasury & liquidity management Financial services & fund finance	Loans backed by marketable securities or prime-issuer cash value life insurance Treasury & liquidity management	Fixed income and equity management
CAPITAL REQUIREMENTS	Standard risk-based and leverage	Primarily non-risk weighted	Primarily for acquisition purposes
SIZE	$4B in loans	$6B in loans	$12B in AUM
KEY FEATURES	Exceptional credit quality	Exceptional credit quality Dominant provider of securities-based lending	6 strategies beating their respective 3- & 5-year benchmarks

	TRISTATE CAPITAL BANK	TRISTATE CAPITAL BANK	CHARTWELL INVESTMENT PARTNERS

TRISTATE CAPITAL | INVESTOR PRESENTATION

5 TRISTATE CAPITAL | INVESTOR PRESENTATION Sophisticated Client Solutions Businesses that are highly scalable with efficient use of capital for strong risk adjusted returns Model provides diversity of revenue and high credit quality reduces risk profile Three premier platforms that complement one another, have low correlation yet are symbiotic 1 1 Refers to Investment Fund Finance and Equipment Finance

6 TRISTATE CAPITAL | INVESTOR PRESENTATION Middle Market Commercial Lending Delivering 15% organic commercial loan growth YOY by sourcing and serving local clients through Mid-Atlantic representative offices 2021 growth reflects true, organic demand, and no PPP lending Bi lli on s Commercial Loans $1.92 $2.26 $2.88 $3.43 $3.57 CRE: owner-occupied CRE: non-owner occupied C&I 2017 2018 2019 2020 2Q21 $0B $1B $2B $3B $4B

7 TRISTATE CAPITAL | INVESTOR PRESENTATION 27% 24%16% 17% 16% Western PA Eastern PA Ohio New Jersey New York 30% 14% 22% 10% 5% 19% Finance & Insurance Service Real Estate Manufacturing Information All others 48% 10% 22% 1% 19% Non-owner-occupied Owner-occupied Multifamily/apartment Land Development Construction In-market relationships and diversified across industries, property type and geographies Middle Market Commercial Lending Commercial Loans $3.57B C&I Loans $1.24 CRE Loans $2.33B

8 TRISTATE CAPITAL | INVESTOR PRESENTATION Private banking loans collateralized by marketable securities • Fastest-growing loan product • Collateral monitored and priced daily through premier relationships by TSC experts and tech • Primarily marketable equity and fixed-income securities collateral • Minimal risk weighting - favorable regulatory capital treatment • Minimal reserve levels required under CECL • History of zero private banking losses since inception Capital Risk Profile 62% 38% Credit Risk Profile Responsible loan portfolio growth • Highly experienced lending and credit management talent • Expert teams dedicated to managing commercial and private banking loan credit risk, with career portfolio managers • Disciplined loan approval process • Commercial focus on the highest-quality borrowers with proven track records • Net charge-offs since 2008 total just $60M Product of differentiated model and investments in talent + tech Total Loans $9.28B Private Banking Commercial

9 TRISTATE CAPITAL | INVESTOR PRESENTATION Fastest Growing Portfolio Median LTV <30% Securities-based Lending Marketable securities collateral consist of liquid and primarily well-diversified portfolios Private Banking Loans over-collateralized by marketable securities or cash value life insurance (CVLI) policies from select, top-rated issuers No loss history TSC's fastest growing category of lending aimed at assisting financial advisors of all types provide enhanced value to their clients

10 TRISTATE CAPITAL | INVESTOR PRESENTATION Private Banking Loans TSC Network Advisors Unrivaled network of independent financial advisors, trust officers and family office executives seeking to add value for their clients TSC Network Firms Strong executive- and board-level relationships with broker-dealers, regional securities firms, RIAs, family offices and trust companies that do not offer banking services themselves Dominant independent provider of securities-based lending Private Banking Loans $2.27 $2.87 $3.70 $4.81 $5.71 2017 2018 2019 2020 2Q21 $0B $1B $2B $3B $4B $5B $6B

11 TRISTATE CAPITAL | INVESTOR PRESENTATION FINANCIAL ADVISORS & their clients Independent Provider of Advisor Solutions Serving those who serve high net worth individuals and families Through our referral network of 292 firms, TSC provides holistic solutions for 60,000+ advisors and, in turn, their HNW clients, by: Complementing advisors capabilities with unique and essential products and services which can be integrated into their environments Customizing technology, including digital lending platform, and in-person delivery to meet their needs and clients' expectations Optimizing risk management and monitoring through smart and scalable proprietary collateral monitoring system Respecting their relationships by supporting, and not competing with, them Chartwell’s Niche Investment Products Securities- Based Private Bank Lending Future Products Treasury Management Services Premium Cash Management Future Services

12 TRISTATE CAPITAL | INVESTOR PRESENTATION Investment Strategies 22% 5% 57% 14% Value Equity Growth Equity Conservative Allocation Fixed Income Large Cap Equity Distribution Channels 74% 7% 9% 10% Institutional Subadvisory Mutual Funds Advisory Services/ Managed Accounts Chartwell Investment Partners 50+ person boutique asset manager located outside of Philadelphia offering equity and fixed income strategies $11.51B AUM Augmenting institutional inflows while building strong Advisory Services momentum: Advisory Services up to 19% in MRQ from 8% when Chartwell was acquired in 2014 $11.51B AUM 2%

13

Investment Performance

Chartwell's strategies provide strong risk-adjusted returns through active management

Investment management fees provide significant income diversification, generating over 17% of total revenue[1] and over 60% of non-interest income[2]

Strong investment performance contributed to positive net inflows of $27M in 2Q21 and new-business pipeline commitments of >$65M from institutional investors

Continue to leverage distribution synergies to expand Advisor Services capabilities

6 strategies outperforming their respective benchmarks for 3 and 5 years[3]

EQUITY ORIENTED STRATEGIES	FIXED INCOME ORIENTED STRATEGIES
Small Cap Value	Intermediate High Grade
Smid Value	Core High Grade
Mid Cap Value	Core Plus
Small Cap Growth	High Yield
Large Cap Growth	Short Duration BB-Rated High Yield
Dividend Value	Short Duration High Grade Corporate
Covered Call	

Chartwell Income Fund

[1] TTM data. Non-GAAP financial metric reconciled on slide 39.
[2] Non-interest income excludes net gains on the sale of debt securities.
[3] Strategies outperforming their respective benchmarks for the 3 and 5 years ended June 30, 2021shown in white font.

TRISTATE CAPITAL | INVESTOR PRESENTATION

14 TRISTATE CAPITAL | INVESTOR PRESENTATION Non-Interest Income Engine 1 Non-GAAP financial metric reconciled on slide 38. 2 Non-interest income excludes net gains (losses) on the sale of debt securities. Chartwell contributes significant investment management fee income Back-to-back, loan-level interest rate swap offerings for clients provide non-interest fees No regulatory capital required to generate fees making meaningful top-line contribution 27% of TTM revenue1 from non-interest income2 Non-interest Income $46.7 $48.0 $52.4 $53.3 $55.4 Investment management Swaps Other Non-Interest Income/Revenue 2017 2018 2019 2020 TTM $0M $15M $30M $45M $60M 0% 25% 50% 75% 100% 2

15 TRISTATE CAPITAL | INVESTOR PRESENTATION Revenue Growth 1 Non-GAAP financial metric reconciled on slide 38.. Organic loan growth drives net interest income Uncorrelated, but complementary, revenue streams enable robust organic growth complemented by strategic investment management acquisitions 12% compound annual revenue growth since 2016 Total Revenue $138 $161 $179 $191 $207 $91 $113 $127 $138 $151 $47 $48 $52 $53 $55 Net Interest Income Non-Interest Income, ex. Securities Gains/Losses 2017 2018 2019 2020 TTM $0M $50M $100M $150M $200M $250M

16

Operating Leverage

Driven by revenue growth, scalable non-branch model and prudent expense management enable continued investment in growth

Efficient branchless banking platform supports 55.18% bank efficiency ratio

2.16% all-in interest and non-interest expense / average deposits TTM, compared to 2.87% for the median peer[1]

1.30% non-interest expense / average assets TTM, compared to 2.09% for the median peer[1]

Highly scalable investment manager, with Chartwell's current business capable of doubling AUM

Superior Revenue/ Employee


$678K
$700K
$600K
$500K
$400K
$300K
$200K
$100K
2017
2018
2019
2020
2Q21
TSC
$10B-$20B Bank Median

[1] Peer data for bank holding companies with $10B-20B in assets for MRQ.
[2] Analysis of MRQ net interest income plus non-interest income, annualized, divided by most recently available period-end FTE employees based on data from S&P Global Market Intelligence.

TRISTATE CAPITAL | INVESTOR PRESENTATION

17

Treasury Management a Strategic Priority

Investments in best-in-class talent and technology beginning in 2016 are paying off for our clients and our business

102%

Treasury management deposits up ~102%

Growth in treasury management deposits to $2.27B contributed to ~48% total deposit growth, year-over-year

13

13 dedicated & experienced professionals

13 treasury management professionals providing high-touch service across regional footprint

480

More than 480 clients & growing

Including deposit-only clients with essential need for treasury management services

TRISTATE CAPITAL | INVESTOR PRESENTATION

18 TRISTATE CAPITAL | INVESTOR PRESENTATION 19% 23% 12%7% 3% 6% 17% 7% Lending Client - Operating Accounts Payment Processors Real Estate (Investments & Services) Financial Entities (Funds, Custody, Trust) Financial Intermediaries Family Offices & Foundations Bankruptcy C&I Non-Lending Non-Profit Organizations Financial Entities (Banks) Other Treasury Management Deposits Sophisticated capability, expertise within industry verticals, high-touch service, combined with transparent fee structures driving growth in product, balance and revenue Deposit Balances $2.27B Treasury Management Deposit Accounts $1.12 $1.35 $1.46 $1.82 $2.27 06/30/20 09/30/20 12 /31/2 0 03/31/2 1 06/30/21 $0.0B $1.0B $2.0B $3.0B 1 Includes broker dealers and advisory 2 Includes Third party and class action 1% 3% 2% 2 1

19 TRISTATE CAPITAL | INVESTOR PRESENTATION Commercial Allowance/ Commercial Loans (Excludes Private Bank Loans) 0.67% 0.50% 0.42% 0.95% 0.85% 2017 2018 2019 2020 2Q21 0.0% 0.4% 0.8% 1.2% 1.6% Designed to maintain low annual credit costs relative to peers Superior Credit Quality NPLs / Total Loans $4.2 $5.1 $6.6 $8.2 $9.3 0.08% 0.04% —% 0.12% 0.12% Total Loans NPLs / Total Loans 2017 2018 2019 2020 2Q21 0.0% 0.2% 0.4% 0.6% 0.8% $0B $2B $4B $6B $8B $10B NCOs / Average Loans 0.39% 0.47% 0.47% 0.45% 0.28% 0.10% 0.02% (0.03)% (0.01)% 0.10% 2017 2018 2019 2020 2Q21 0.0% 0.2% 0.4% 0.6% 0.8% Allowance/Total Loans 0.34% 0.26% 0.21% 0.42% 0.35% 2017 2018 2019 2020 2Q21 0.0% 0.4% 0.8% 1.2% 1.6% US Bank Aggregate

20 TRISTATE CAPITAL | INVESTOR PRESENTATION Loans with Deferral Agreements/ Total Loans CRE 0.4% Commercial Loan Deferrals Commercial balances with deferral agreements at June 30, 2021 totaled $41M, or ~0.4% of total loans, compared to $85M, or ~1%, at December 31, 2020 Category Balances at 6/30/21 Deferrals at 6/30/21 Deferrals as % of Total Deferrals Deferrals as % of Total Loans CRE Multifamily $ 715.6 — % — bps Office $ 549.2 $ 13.5 32.9% 1 bps Retail $ 319.5 $ 8.8 21.4% 1 bps Industrial $ 338.1 $ — — % — bps Hotel $ 40.0 $ 10.9 26.5% 1 bps Self Storage $ 50.6 $ 7.9 19.2% 1 bps Total Loans $9.28B

21 TRISTATE CAPITAL | INVESTOR PRESENTATION Reserve Expectations Reflects TSC's focus on high-quality and seasoned commercial borrowers, proactive approach to managing credit risk, and majority of portfolio in private banking loans collateralized by marketable securities 39-98 bps below the year-end average for U.S. commercial banks with $10B-$20B of assets, 2010-20 Low TSC allowance/loans ratio reflects attractive risk profile Allowance/ Total Loans TSC Allowance / Loans TSC Commercial Allowance/ Commercial Loans $10B-$20B Commercial Bank Average ALL/ Loans 20 10 20 11 20 12 20 13 20 14 20 15 20 16 20 17 20 18 20 19 20 20 2Q 21 0% 1% 2% 3%

22

Flexible Balance Sheet

Enables active management of interest rate risk in changing markets

Agile liability pricing

Majority of funding through variable rate deposits repriced monthly


~ 5%
~ 6%
~ 9%
Total Deposits $10.19B
~ 49%
~ 31%
Linked to EFF* or other benchmark
Rates set at bank discretion
Fixed-rate CDs (~5-7 month duration)
Other fixed-rate term
Non-interest bearing

* Effective Federal Funds Rate

Disciplined loan repricing

Effective use of interest rate floors


Floating Rate 94%
~ 86%
Total Loans $9.28B
~ 8%
~ 6%
Indexed to 30-Day LIBOR
Indexed to Prime or Other
Fixed-rate

TRISTATE CAPITAL | INVESTOR PRESENTATION

23 TRISTATE CAPITAL | INVESTOR PRESENTATION Capital Profile 4.81% 9.58% 6.86% 5.50% 10.96% 7.60% 2Q21 Holding Co. Capital Ratios Pro-forma Series C and warrant conversion Tangible common equity ("TCE") to tangible assets TCE ratio ex. private banking loans Tier 1 leverage ratio 0% 5% 10% 15% Strong Balance Sheet Leads to Capital Efficiency Over 65% of balance sheet is comprised of cash & equivalents, investments and private banking loans primarily collateralized by liquid marketable securities or cash value life insurance policies 1 1 See "Reconciliation of Non-GAAP Financial Measures to GAAP Balance Sheet Items" for a reconciliation of these measures, which are not recognized under GAAP and are therefore considered to be non-GAAP financial measures, to their most directly comparable GAAP measures. “Pro-forma Series C and warrant conversion” reflects conversion of all outstanding Series C perpetual non-cumulative convertible non-voting preferred stock and warrants to TSC common stock. The company’s Series A and Series B non-cumulative perpetual preferred stock are not convertible. Period Ending Balance Sheet $4.78 $6.04 $7.77 $9.90 $11.54 10.30% 12.57% 11.47% 7.15% 10.37% Private Banking Channel Loans (net) Total Commercial Banking Loans (net) Cash and cash equivalents Total investment securities Goodwill and other intangibles, net Other assets Return on average common equity 2017 2018 2019 2020 2Q21 $0B $5B $10B $15B

24 TRISTATE CAPITAL | INVESTOR PRESENTATION Capital Strength Supports High-Growth Strategy Raised >$300M in past two years Raised $105M in new capital in 4Q20, issuing common stock, convertible preferred stock and warrants to funds managed by Stone Point Capital, LLC Raised >$97M in new capital in 2Q20 through registered offering of subordinated notes Non-cumulative perpetual preferred stock offerings in 2018-19 raised $116M, providing additional Tier 1 capital for holding company Deployed $66M raised in ‘13 IPO in three accretive investment management acquisitions1 while organically growing balance sheet by >$7B Capital Ratios Holding Co. Bank Tier 1 leverage 6.86% 7.34% CET 1 risk-based 9.06% 12.80% Tier 1 risk-based 11.94% 12.80% Total risk-based 13.94% 13.26% 1 Chartwell acquisition closed 3/5/2014,TKG acquisition closed 4/29/2016, and Columbia acquisition closed 4/6/2018.

25 TRISTATE CAPITAL | INVESTOR PRESENTATION Investment Profile TSC is well positioned to produce robust earnings as we expand each of our businesses in 2021 and beyond 1 Market data as of July 22,, 2021, shares outstanding as of 6/30/21 2 Collective ownership of officers, directors and their affiliated entities as a percentage of the company's common stock outstanding Investment Profile1 Closing Price $ 20.20 52-Week High $ 26.42 52-Week Low $ 12.09 Common Shares Outstanding 33.2 M Price/ LTM EPS 14.5x Price/ Book 1.1x Price/ Tangible Book 1.2x Float $ 27.8 M Average Daily Volume (3 mos.) ~ 102,000 Insider & Affiliate Ownership2 16%

26 TRISTATE CAPITAL | INVESTOR PRESENTATION Appendix

27 TRISTATE CAPITAL | INVESTOR PRESENTATION Average Share Count Actual Actual Estimate Estimate Estimate For basic and diluted EPS calculations 1Q21 2Q21 3Q21 4Q21 2021 Diluted earnings per common share $ 0.35 0.41 Number of Weighted Average Basic Shares Outstanding Basic common shares outstanding 31,224,474 31,280,481 31,280,481 31,280,481 31,280,481 Additional shares from Series C conversion if all preferred dividends paid in kind and reinvested 4,727,272 4,807,272 4,887,272 4,967,272 4,848,039 Additional shares from warrant exercise if TSC common above $17.50 922,438 922,438 922,438 922,438 922,438 Total percentage allocation of net income available to common holders 36,874,184 37,010,191 37,090,191 37,170,191 37,050,958 Percentage Allocation of Net Income Available: Allocation based on basic common shares outstanding 84.68% 84.52% 84.34% 84.15% 84.43 % Allocation for Series C conversion if all preferred dividends paid in kind and reinvested 12.82% 12.98% 13.18% 13.36% 13.09 % Allocation for warrant exercise if TSC common above $17.50 2.50% 2.49% 2.49% 2.48% 2.49% 100.00% 100.00% 100.00% 100.00% 100.00 % Number of Weighted Average Diluted Common Shares Outstanding: Basic common shares outstanding 31,224,474 31,280,481 31,280,481 31,280,481 31,280,481 Restricted stock dilution 801,798 719,504 719,504 719,504 719,504 Stock option dilution 160,762 147,773 147,773 147,773 147,773 Warrants dilution — — — — — Weighted average diluted common shares outstanding: 32,187,034 32,147,758 32,147,758 32,147,758 32,147,758 Calculating Net Income Available to Common Shareholders ($000s) Net income $ 16,200 18,780 Less: Preferred dividends on series A and B $ 1,962 $ 1,962 $ 1,962 $ 1,962 $ 7,849 Less: Preferred dividends on series C, if all preferred dividends paid in kind and reinvested $ 1,097 $ 1,115 $ 1,134 $ 1,153 $ 4,499 Net income available to common shareholders $ 13,141 15,703 Calculating Earnings Per Share Basic EPS = ($ net income available to common shareholders) x (% allocation based on common s/o) ÷ (number of weighted average basic common s/o) Diluted EPS1 = ($ net income available to common shareholders) x (% allocation based on common s/o) ÷ (number of weighted average diluted common s/o) (1) Warrants issued on December 30, 2020 granting the right to purchase, subject to certain adjustments, an aggregate of 922,438 shares of TSC common stock at an exercise price of $17.50 per share. The warrants are antidilutive compared to the basic EPS calculation.

28

Key Performance Ratios

(Dollars in thousands)	As of and For the Three Months Ended June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020	As of and For the Years Ended December 31, 2020	December 31, 2019
Performance ratios:							
Return on average assets [1]	0.69%	0.64%	0.51%	0.39%	0.45%	0.50%	0.89%
Return on average common equity [2]	10.37%	9.06%	7.87%	5.56%	6.62%	7.15%	11.47%
Net interest margin	1.63%	1.59%	1.53%	1.46%	1.52%	1.58%	1.97%
Total revenue	$ 57,658	$ 52,308	$ 49,934	$ 46,619	$ 46,467	$ 191,201	$ 179,423
Pre-tax, pre-provision net revenue	$ 23,233	$ 21,030	$ 15,498	$ 15,192	$ 18,371	$ 68,098	$ 67,274
Bank efficiency ratio	51.51%	50.59%	60.95%	58.73%	50.39%	55.57%	54.49%
Non-interest expense to average assets	1.27%	1.24%	1.40%	1.31%	1.22%	1.35%	1.66%
Asset quality:							
Non-performing loans	$ 11,175	$ 22,727	$ 9,680	$ 6,754	$ 6,780	$ 9,680	$ 184
Non-performing assets	$ 13,743	$ 25,451	$ 12,404	$ 9,478	$ 9,504	$ 12,404	$ 4,434
Other real estate owned	$ 2,568	$ 2,724	$ 2,724	$ 2,724	$ 2,724	$ 2,724	$ 4,250
Non-performing assets to total assets	0.12%	0.24%	0.13%	0.10%	0.10%	0.13%	0.06%
Non-performing loans to total loans	0.12%	0.27%	0.12%	0.09%	0.09%	0.12%	—%
Allowance for credit losses on loans and leases	0.35%	0.41%	0.42%	0.40%	0.32%	0.42%	0.21%
Allowance for credit losses on loans and leases to non-performing loans	291.52%	152.44%	357.75%	454.63%	343.30%	357.75%	7,667.39%
Net charge-offs (recoveries)	$ 2,253	$ 199	$ (109)	$ —	$ 33	$ (279)	$ (1,868)
Net charge-offs (recoveries) to average total loans	0.10%	0.01%	(0.01)%	—%	—%	—%	(0.03)%
Investment management segment:							
Assets under management	$ 11,511,000	$ 11,203,000	$ 10,263,000	$ 9,653,000	$ 9,254,000	$ 10,263,000	$ 9,701,000
EBITDA	$ 2,063	$ 1,916	$ 1,675	$ 1,551	$ 1,031	$ 5,473	$ 5,824

(1) Net income divided by total average assets.
(2) Net income available to common shareholders divided by average common equity.

TRISTATE CAPITAL | INVESTOR PRESENTATION

29

Income Statement

(Dollars in thousands, except per share data)	For the Three Months Ended June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020	For the Years Ended December 31, 2020	December 31, 2019
Income statement data:							
Interest income	$ 55,555	$ 51,992	$ 51,010	$ 50,222	$ 51,661	$ 217,095	$ 262,447
Interest expense	12,643	13,336	14,946	16,748	18,177	79,151	135,390
Net interest income	42,912	38,656	36,064	33,474	33,484	137,944	127,057
Provision (credit) for credit losses	96	224	2,972	7,430	6,005	19,400	(968)
Net interest income after provision for credit losses	42,816	38,432	33,092	26,044	27,479	118,544	128,025
Non-interest income:							
Investment management fees	9,451	9,000	8,564	8,095	7,738	32,035	36,442
Net gain (loss) on the sale and call of debt securities	98	(1)	133	3,744	14	3,948	416
Other non-interest income	5,295	4,652	5,306	5,050	5,245	21,222	15,924
Total non-interest income	14,844	13,651	14,003	16,889	12,997	57,205	52,782
Non-interest expense:							
Intangible amortization expense	478	478	478	478	486	1,944	2,009
Other non-interest expense	33,947	30,800	33,957	30,949	27,610	121,159	110,140
Total non-interest expense	34,425	31,278	34,435	31,427	28,096	123,103	112,149
Income before tax	23,235	20,805	12,660	11,506	12,380	52,646	68,658
Income tax expense	4,455	4,605	50	2,177	1,979	7,412	8,465
Net income	$ 18,780	$ 16,200	$ 12,610	$ 9,329	$ 10,401	$ 45,234	$ 60,193
Preferred stock dividends	3,077	3,059	1,987	1,962	1,962	7,873	5,753
Net income available to common shareholders	$ 15,703	$ 13,141	$ 10,623	$ 7,367	$ 8,439	$ 37,361	$ 54,440
Earnings per common share:							
Basic	$ 0.42	$ 0.36	$ 0.37	$ 0.26	$ 0.30	$ 1.32	$ 1.95
Diluted	$ 0.41	$ 0.35	$ 0.37	$ 0.26	$ 0.30	$ 1.30	$ 1.89

TRISTATE CAPITAL | INVESTOR PRESENTATION

30 TRISTATE CAPITAL | INVESTOR PRESENTATION Period-End Balance Sheet As of (Dollars in thousands) June 30, March 31, December 31, September 30, June 30, 2021 2021 2020 2020 2020 Period-end balance sheet data: Cash and cash equivalents $ 529,453 $ 446,484 $ 435,442 $ 608,302 $ 724,942 Total investment securities, net 1,337,658 1,231,074 842,545 820,223 812,140 Loans and leases held-for-investment 9,282,922 8,543,182 8,237,418 7,654,446 7,170,770 Allowance for credit losses on loans and leases (32,577) (34,644) (34,630) (30,706) (23,276) Loans and leases held-for-investment, net 9,250,345 8,508,538 8,202,788 7,623,740 7,147,494 Goodwill and other intangibles, net 62,955 63,433 63,911 64,389 64,867 Other assets 360,761 315,621 352,130 377,136 380,398 Total assets $ 11,541,172 $ 10,565,150 $ 9,896,816 $ 9,493,790 $ 9,129,841 Deposits $ 10,191,433 $ 9,250,019 $ 8,489,089 $ 8,183,713 $ 7,831,471 Borrowings, net 345,600 345,547 400,493 395,439 395,552 Other liabilities 209,571 195,298 250,089 271,438 269,987 Total liabilities 10,746,604 9,790,864 9,139,671 8,850,590 8,497,010 Preferred stock 179,343 178,243 177,143 116,079 116,079 Common shareholders' equity 615,225 596,043 580,002 527,121 516,752 Total shareholders' equity 794,568 774,286 757,145 643,200 632,831 Total liabilities and shareholders' equity $ 11,541,172 $ 10,565,150 $ 9,896,816 $ 9,493,790 $ 9,129,841

31 TRISTATE CAPITAL | INVESTOR PRESENTATION Capital Ratios As of June 30, March 31, December 31, September 30, June 30, 2021 2021 2020 2020 2020 TSCH capital ratios: Tier 1 leverage ratio 6.86% 7.13% 7.29% 6.23% 6.30 % Common equity tier 1 risk-based capital ratio 9.06% 9.10% 8.99% 8.48% 8.54 % Tier 1 risk-based capital ratio 11.94% 12.08% 11.99% 10.56% 10.68 % Total risk-based capital ratio 13.94% 14.18% 14.12% 12.85% 12.89 % TSCB capital ratios: Tier 1 leverage ratio 7.34% 7.65% 7.83% 7.00% 7.11 % Common equity tier 1 risk-based capital ratio 12.80% 12.98% 12.89% 11.89% 12.07 % Tier 1 risk-based capital ratio 12.80% 12.98% 12.89% 11.89% 12.07 % Total risk-based capital ratio 13.26% 13.49% 13.41% 12.46% 12.52%

32 TRISTATE CAPITAL | INVESTOR PRESENTATION Loan Composition (Dollars in thousands) As of June 30, March 31, December 31, September 30, June 30, Loan and Lease Composition 2021 2021 2020 2020 2020 Private banking $ 5,713,562 $ 5,053,621 $ 4,807,800 $ 4,458,767 $ 4,063,116 C&I 1,240,917 1,249,208 1,274,152 1,138,288 1,152,880 CRE 2,328,443 2,240,353 2,155,466 2,057,391 1,954,774 Loans and leases held-for-investment $ 9,282,922 $ 8,543,182 $ 8,237,418 $ 7,654,446 $ 7,170,770 Private banking 61.5% 59.2% 58.4% 58.3% 56.6 % C&I 13.4% 14.6% 15.5% 14.9% 16.1 % CRE 25.1% 26.2% 26.1% 26.8% 27.3 % Loans and leases held-for-investment 100.0% 100.0% 100.0% 100.0% 100.0%

33 TRISTATE CAPITAL | INVESTOR PRESENTATION Deposit Composition (Dollars in thousands) As of June 30, March 31, December 31, September 30, June 30, Deposit Composition 2021 2021 2020 2020 2020 Noninterest-bearing checking accounts $ 513,529 $ 496,818 $ 456,426 $ 439,878 $ 422,341 Interest-bearing checking accounts 4,371,659 3,373,915 3,068,834 3,024,007 2,664,864 Money market deposit accounts 4,383,597 4,449,317 3,927,797 3,662,860 3,547,518 Certificates of deposit 922,648 929,969 1,036,032 1,056,968 1,196,748 Total deposits $ 10,191,433 $ 9,250,019 $ 8,489,089 $ 8,183,713 $ 7,831,471 Noninterest-bearing checking accounts 5.0% 5.4% 5.4% 5.3% 5.4 % Interest-bearing checking accounts 42.9% 36.4% 36.1% 37.0% 34.0 % Money market deposit accounts 43.0% 48.1% 46.3% 44.8% 45.3 % Certificates of deposit 9.1% 10.1% 12.2% 12.9% 15.3 % Total deposits 100.0% 100.0% 100.0% 100.0% 100.0%

34

Average Balance Sheet

(Dollars in thousands)	Three Months Ended June 30, 2021 Average Balance	June 30, 2021 Interest Income [(1)]/ Expense	June 30, 2021 Average Yield/ Rate	March 31, 2021 Average Balance	March 31, 2021 Interest Income [(1)]/ Expense	March 31, 2021 Average Yield/ Rate	June 30, 2020 Average Balance	June 30, 2020 Interest Income [(1)]/ Expense	June 30, 2020 Average Yield/ Rate
Assets									
Interest-earning deposits	$ 407,627	$ 114	0.11 %	$ 555,427	$ 158	0.12 %	$ 1,098,510	$ 342	0.13 %
Federal funds sold	11,502	2	0.07 %	10,557	2	0.08 %	7,883	1	0.05 %
Debt securities available-for-sale	266,264	886	1.33 %	348,835	570	0.66 %	329,015	2,026	2.48 %
Debt securities held-to-maturity	1,040,658	2,705	1.04 %	637,719	1,900	1.21 %	292,898	1,616	2.22 %
Debt securities trading	—	—	— %	315	1	1.29 %	—	—	— %
FHLB stock	11,776	154	5.25 %	11,551	182	6.39 %	13,269	305	9.24 %
Total loans and leases	8,808,775	51,702	2.35 %	8,276,059	49,186	2.41 %	7,094,744	47,377	2.69 %
Total interest-earning assets	10,546,602	55,563	2.11 %	9,840,463	51,999	2.14 %	8,836,319	51,667	2.35 %
Other assets	347,923			375,418			408,950		
Total assets	$10,894,525			$10,215,881			$ 9,245,269		
Liabilities and Shareholders' Equity									
Interest-bearing deposits:									
Interest-bearing checking accounts	$ 3,852,078	3,214	0.33 %	$ 3,065,983	$ 2,793	0.37 %	$ 2,327,513	$ 2,719	0.47 %
Money market deposit accounts	4,316,946	5,636	0.52 %	4,345,454	5,964	0.56 %	3,862,068	7,377	0.77 %
Certificates of deposit	929,906	1,256	0.54 %	1,012,861	1,997	0.80 %	1,389,984	5,857	1.69 %
Borrowings:									
FHLB borrowings	250,000	1,082	1.74 %	253,889	1,072	1.71 %	300,000	1,284	1.72 %
Line of credit borrowings	—	—	— %	4,589	55	4.86 %	22,747	260	4.60 %
Subordinated notes payable, net	95,565	1,455	6.11 %	95,511	1,455	6.18 %	44,417	680	6.16 %
Total interest-bearing liabilities	9,444,495	12,643	0.54 %	8,778,287	13,336	0.62 %	7,946,729	18,177	0.92 %
Noninterest-bearing deposits	460,601			424,535			417,732		
Other liabilities	203,033			247,659			252,303		
Shareholders' equity	786,396			765,400			628,505		
Total liabilities and shareholders' equity	$10,894,525			$10,215,881			$ 9,245,269		
Net interest income [(1)]		$ 42,920			$ 38,663			$ 33,490	
Net interest spread [(1)]			1.57 %			1.52 %			1.43 %
Net interest margin [(1)]			1.63 %			1.59 %			1.52 %

[(1)] *Calculated on a fully taxable equivalent basis.*

TRISTATE CAPITAL | INVESTOR PRESENTATION

35

Average Balance Sheet

	Years Ended December 31,					
	2020			2019		
(Dollars in thousands)	Average Balance	Interest Income (1)/ Expense	Average Yield/ Rate	Average Balance	Interest Income (1)/ Expense	Average Yield/ Rate
Assets						
Interest-earning deposits	$ 775,276	$ 2,199	0.28 %	$ 313,413	$ 6,628	2.11 %
Federal funds sold	8,076	25	0.31 %	8,803	167	1.90 %
Debt securities available-for-sale	438,293	6,550	1.49 %	250,064	8,119	3.25 %
Debt securities held-to-maturity	246,054	6,439	2.62 %	193,443	6,921	3.58 %
Equity securities	—	—	— %	6,733	115	1.71 %
FHLB stock	14,994	1,098	7.32 %	18,043	1,270	7.04 %
Total loans and leases	7,255,035	200,839	2.77 %	5,669,507	239,328	4.22 %
Total interest-earning assets	8,738,320	217,155	2.49 %	6,460,006	262,548	4.06 %
Other assets	387,080			281,171		
Total assets	$ 9,125,400			$ 6,741,177		
Liabilities and Shareholders' Equity						
Interest-bearing deposits:						
Interest-bearing checking accounts	$ 2,407,087	$ 14,493	0.60 %	$ 1,058,064	$ 21,480	2.03 %
Money market deposit accounts	3,812,942	35,095	0.92 %	2,943,541	69,336	2.36 %
Certificates of deposit	1,223,631	19,614	1.60 %	1,371,038	34,776	2.54 %
Borrowings:						
FHLB borrowings	330,314	6,095	1.85 %	394,480	8,639	2.19 %
Line of credit borrowings	6,243	261	4.18 %	1,234	68	5.51 %
Subordinated notes payable, net	59,078	3,593	6.08 %	17,335	1,091	6.29 %
Total interest-bearing liabilities	7,839,295	79,151	1.01 %	5,785,692	135,390	2.34 %
Noninterest-bearing deposits	408,313			267,846		
Other liabilities	239,137			128,618		
Shareholders' equity	638,655			559,021		
Total liabilities and shareholders' equity	$ 9,125,400			$ 6,741,177		
Net interest income [1]		$ 138,004			$ 127,158	
Net interest spread [1]			1.48 %			1.72 %
Net interest margin [1]			1.58 %			1.97 %

[1] *Calculated on a fully taxable equivalent basis.*

TRISTATE CAPITAL | INVESTOR PRESENTATION

36

Segments

(Dollars in thousands)	Three Months Ended June 30, 2021				Three Months Ended June 30, 2020			
	Bank	Investment Management	Parent and Other	Consolidated	Bank	Investment Management	Parent and Other	Consolidated
Income statement data:								
Interest income	$ 55,555	$ —	$ —	$ 55,555	$ 51,661	$ —	$ —	$ 51,661
Interest expense	11,199	—	1,444	12,643	17,251	—	926	18,177
Net interest income (loss)	44,356	—	(1,444)	42,912	34,410	—	(926)	33,484
Provision for credit losses	96	—	—	96	6,005	—	—	6,005
Net interest income (loss) after provision for credit losses	44,260	—	(1,444)	42,816	28,405	—	(926)	27,479
Non-interest income:								
Investment management fees	—	9,774	(323)	9,451	—	7,897	(159)	7,738
Net gain on the sale and call of debt securities	98	—	—	98	14	—	—	14
Other non-interest income	5,283	12	—	5,295	5,215	30	—	5,245
Total non-interest income (loss)	5,381	9,786	(323)	14,844	5,229	7,927	(159)	12,997
Non-interest expense:								
Intangible amortization expense	—	478	—	478	—	486	—	486
Other non-interest expense	25,570	7,826	551	33,947	19,967	7,003	640	27,610
Total non-interest expense	25,570	8,304	551	34,425	19,967	7,489	640	28,096
Income (loss) before tax	24,071	1,482	(2,318)	23,235	13,667	438	(1,725)	12,380
Income tax expense (benefit)	4,565	286	(396)	4,455	2,173	102	(296)	1,979
Net income (loss)	$ 19,506	$ 1,196	$ (1,922)	$ 18,780	$ 11,494	$ 336	$ (1,429)	$ 10,401

TRISTATE CAPITAL | INVESTOR PRESENTATION

37

Segments

(Dollars in thousands)	Six Months Ended June 30, 2021 Bank	Investment Management	Parent and Other	Consolidated	Six Months Ended June 30, 2020 Bank	Investment Management	Parent and Other	Consolidated
Income statement data:								
Interest income	$ 107,547	$ —	$ —	$ 107,547	$ 115,863	$ —	$ —	$ 115,863
Interest expense	23,038	—	2,941	25,979	46,547	—	910	47,457
Net interest income (loss)	84,509	—	(2,941)	81,568	69,316	—	(910)	68,406
Provision for credit losses	320	—	—	320	8,998	—	—	8,998
Net interest income (loss) after provision for credit losses	84,189	—	(2,941)	81,248	60,318	—	(910)	59,408
Non-interest income:								
Investment management fees	—	19,009	(558)	18,451	—	15,662	(286)	15,376
Net gain on the sale and call of debt securities	97	—	—	97	71	—	—	71
Other non-interest income	9,915	32	—	9,947	10,866	—	—	10,866
Total non-interest income (loss)	10,012	19,041	(558)	28,495	10,937	15,662	(286)	26,313
Non-interest expense:								
Intangible amortization expense	—	956	—	956	—	988	—	988
Other non-interest expense	48,225	15,268	1,254	64,747	41,000	13,630	1,622	56,252
Total non-interest expense	48,225	16,224	1,254	65,703	41,000	14,618	1,622	57,240
Income (loss) before tax	45,976	2,817	(4,753)	44,040	30,255	1,044	(2,818)	28,481
Income tax expense (benefit)	9,294	596	(830)	9,060	5,521	130	(466)	5,185
Net income (loss)	$ 36,682	$ 2,221	$ (3,923)	$ 34,980	$ 24,734	$ 914	$ (2,352)	$ 23,296

TRISTATE CAPITAL | INVESTOR PRESENTATION

38

Reconciliation of Non-GAAP Financial Measures to GAAP Income Statement Items

	For the Three Months Ended					For the Years Ended	
(Dollars in thousands)	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020	December 31, 2020	December 31, 2019
Total revenue:							
Net interest income	$ 42,912	$ 38,656	$ 36,064	$ 33,474	$ 33,484	$ 137,944	$ 127,057
Total non-interest income	14,844	13,651	14,003	16,889	12,997	57,205	52,782
Less: net gain (loss) on the sale and call of debt securities	98	(1)	133	3,744	14	3,948	416
Total revenue	$ 57,658	$ 52,308	$ 49,934	$ 46,619	$ 46,467	$ 191,201	$ 179,423
Less: total non-interest expense	34,425	31,278	34,436	31,427	28,096	123,103	112,149
Pre-tax, pre-provision net revenue	$ 23,233	$ 21,030	$ 15,498	$ 15,192	$ 18,371	$ 68,098	$ 67,274
Bank total revenue:							
Net interest income	$ 44,356	$ 40,153	$ 37,515	$ 34,925	$ 34,410	$ 141,756	$ 127,996
Total non-interest income	5,381	4,630	5,403	8,771	5,229	25,112	15,467
Less: net gain (loss) on the sale and call of debt securities	98	(1)	133	3,744	14	3,948	416
Bank total revenue	$ 49,639	$ 44,784	$ 42,785	$ 39,952	$ 39,625	$ 162,920	$ 143,047
Bank efficiency ratio:							
Total non-interest expense (numerator)	$ 25,570	$ 22,655	$ 26,078	$ 23,462	$ 19,967	$ 90,541	$ 77,945
Total revenue (denominator)	$ 49,639	$ 44,784	$ 42,785	$ 39,952	$ 39,625	$ 162,920	$ 143,047
Bank efficiency ratio	51.51 %	50.59 %	60.95 %	58.73 %	50.39 %	55.57 %	54.49 %

Revenue, a non-GAAP financial metric that TriState Capital has consistently utilized to provide a greater understanding of its significant fee-generating businesses, is the sum of net interest income and non-interest income, excluding net gains on the sale of debt securities. *For a comprehensive discussion on the use of non-GAAP data, please refer to the Company's most recent quarterly financial results news release filed with the Securities and Exchange Commission and available at www.tscbank.com*

TRISTATE CAPITAL | INVESTOR PRESENTATION

39 TRISTATE CAPITAL | INVESTOR PRESENTATION For the Three Months Ended For the Years Ended June 30, March 31, December 31, September 30, June 30, December 31, December 31, (Dollars in thousands) 2021 2021 2020 2020 2020 2020 2019 Investment Management EBITDA: Net income $ 1,196 $ 1,025 $ 1,167 $ 719 $ 336 $ 2,798 $ 2,433 Interest expense — — — — — — — Income taxes expense (benefit) 286 310 (74) 251 102 308 918 Depreciation expense 103 103 104 103 107 423 464 Intangible amortization expense 478 478 478 478 486 1,944 2,009 EBITDA $ 2,063 $ 1,916 $ 1,675 $ 1,551 $ 1,031 $ 5,473 $ 5,824 Reconciliation of Non-GAAP Financial Measures to GAAP Income Statement Items For a comprehensive discussion on the use of non-GAAP data, please refer to the Company’s most recent quarterly financial results news release filed with the Securities and Exchange Commission and available at www.tscbank.com

40 TRISTATE CAPITAL | INVESTOR PRESENTATION Reconciliation of Non-GAAP Financial Measures to GAAP Balance Sheet Items As of (Dollars in thousands, except per share data) June 30, March 31, December 31, September 30, June 30, 2021 2021 2020 2020 2020 Tangible book value per common share: Common shareholders' equity $ 615,225 $ 596,043 $ 580,002 $ 527,121 $ 516,752 Less: goodwill and intangible assets 62,955 63,433 63,911 64,389 64,867 Tangible common equity (numerator) $ 552,270 $ 532,610 $ 516,091 $ 462,732 $ 451,885 Common shares outstanding 33,176,934 33,160,605 32,620,150 29,828,143 29,851,550 Tangible book value per common share $ 16.65 $ 16.06 $ 15.82 $ 15.51 $ 15.14 For a comprehensive discussion on the use of non-GAAP data, please refer to the Company’s most recent quarterly financial results news release filed with the Securities and Exchange Commission and available at www.tscbank.com

41

Reconciliation of Non-GAAP Financial Measures to GAAP Balance Sheet Items

	As of				
(Dollars in thousands, except per share data)	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020
Tangible common equity ratio excluding private banking channel loans:					
Common shareholders' equity	$ 615,225	$ 596,043	$ 580,002	$ 527,121	$ 516,752
Less: goodwill and intangible assets	62,955	63,433	63,911	64,389	64,867
Tangible common equity (numerator)	$ 552,270	$ 532,610	$ 516,091	$ 516,091	$ 451,885
Plus: series C preferred stock conversion	63,264	62,164	61,064		
Plus: warrant exercise	16,143	16,143	16,143		
Tangible common equity (with series C preferred stock and warrants)	$ 631,677	$ 610,917	$ 593,298	$ 516,091	$ 451,885
Total assets	11,541,172	10,565,150	9,896,816	9,493,790	9,129,841
Less: goodwill and intangible assets	62,955	63,433	63,911	64,389	64,867
Tangible assets	$ 11,478,217	$ 10,501,717	$ 9,832,905	$ 9,429,401	$ 9,064,974
Tangible common equity ratio	4.81 %	5.07 %	5.25 %	5.47 %	4.98 %
Tangible common equity ratio (with series C preferred stock and warrants)	5.50 %	5.82 %	6.03 %		
Tangible assets	11,478,217	10,501,717	9,832,905	9,429,401	9,064,974
Less: private banking loans	5,713,562	5,053,621	4,807,800	4,458,767	4,063,116
Tangible assets excluding private banking loans (denominator)	$ 5,764,655	$ 5,448,096	$ 5,025,105	$ 4,970,634	$ 5,001,858
Tangible common equity ratio excluding private banking loans	9.58 %	9.78 %	10.27 %	10.38 %	9.03 %
Tangible common equity ratio excluding private banking loans, including series C preferred stock and warrants	10.96 %	11.21 %	11.81 %		

On December 30, 2020, the company closed on its previously announced capital raise, issuing common stock, Series C preferred stock and warrants to funds managed by Stone Point Capital, LLC.

For a comprehensive discussion on the use of non-GAAP data, please refer to the Company's most recent quarterly financial results news release filed with the Securities and Exchange Commission and available at www.tscbank.com

TRISTATE CAPITAL | INVESTOR PRESENTATION

42 TRISTATE CAPITAL | INVESTOR PRESENTATION Reconciliation of Non-GAAP Financial Measures to GAAP Balance Sheet Items As of (Dollars in thousands) June 30, March 31, December 31, September 30, June 30, 2021 2021 2020 2020 2020 Total Tier 1 Capital $ 743,882 $ 723,939 $ 707,711 $ 589,176 $ 579,146 Plus: series C preferred stock conversion 63,264 62,164 61,064 Plus: warrant exercise 16,143 16,143 16,143 Total Tier 1 Capital (with series C preferred stock and warrants) $ 823,289 $ 802,246 $ 784,918 $ 589,176 $ 579,146 Averge Assets 10,839,164 10,159,340 9,710,204 9,457,741 9,188,460 Tier 1 Leverage ratio 6.86% 7.13% 7.29% 6.23% 6.30 % Tier 1 Leveage ratio (with series C preferred stock and warrants) 7.60% 7.90% 8.08 % On December 30, 2020, the company closed on its previously announced capital raise, issuing common stock, Series C preferred stock and warrants to funds managed by Stone Point Capital, LLC. For a comprehensive discussion on the use of non-GAAP data, please refer to the Company’s most recent quarterly financial results news release filed with the Securities and Exchange Commission and available at www.tscbank.com